EXHIBIT 10.1

KNOLL, INC.

AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN

1.                                      Purpose

The Knoll, Inc. 2013 Stock Incentive Plan, as set forth herein and as amended from time to time, (the “Plan”) is intended to provide incentives that will attract, retain, motivate and reward highly competent persons such as officers, certain other key employees, directors and consultants of Knoll, Inc. (the “Company”) or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired (“Subsidiaries”), by providing them opportunities to acquire shares of the common stock, par value $.01 per share, of the Company (“Common Stock”) or to receive monetary payments based on the value of such shares pursuant to Awards (as defined in Section 4) described herein.  Furthermore, the Plan is intended to assist in further aligning the interests of the Company’s (and Subsidiaries’) officers, other key employees, directors and consultants with those of its stockholders.

2.                                      Administration

a.                                      The Plan shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors of the Company (the “Board”) or another committee appointed by the Board from among its members.  Unless the Board determines otherwise, the Committee shall be comprised solely of at least two members who each shall qualify as a (i) “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.  The Committee is authorized, subject to the provisions of the Plan to establish such rules and regulations as it deems necessary for the proper administration of the Plan, to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable, in its sole discretion.  All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

b.                                      No member of the Board, no member of the Committee and no agent of the Committee who is an employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated.  The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

c.                                       The Committee shall have the authority to grant Awards to officers, other key employees, directors and consultants of the Company or any of its Subsidiaries.  The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent.  Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or any of its Subsidiaries whose employees have benefited from the Plan, as determined by the Committee.

3.                                      Participants

Participants shall consist of such officers, other key employees, directors and consultants (including employees of a consultant, provided that such employee is actually providing bona fide consulting services to the Company) of the Company or any of its Subsidiaries as the Committee in its sole discretion determines to have significant responsibility for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan.  Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year.  The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of Awards.

4.                                      Types of Awards and Vesting Restrictions

a.                                      Awards under the Plan may be granted in any one or a combination of (1) Stock Options, (2) Stock Appreciation Rights, (3) Stock Awards, (4) Performance Awards and (5) Stock Units (each as described above an “Award,” and collectively, “Awards”).  Awards may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11.  Awards shall be evidenced by Award agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

b.                                      Awards shall be subject to forfeiture as determined by the Committee and set forth in the applicable Award agreement, provided however, that:

(1)                                 No more than one-third of any Stock Award or Stock Unit shall become vested in any single annual period, except, as determined by the Committee, in the case of the participant’s death, disability or retirement or a Change in Control (as defined in Section 13b), provided that this restriction shall not apply to (A) a Performance Award (as defined in Section 10) or (B) an Award that is  granted in lieu of cash compensation foregone at the election of an employee, director or consultant of the Company; and

(2)                                 A Stock Award or Stock Unit that is a Performance Award shall become vested no sooner than the first anniversary of the date of grant of such Award except, as determined by the Committee, in the case of the participant’s death, disability or retirement or a Change in Control.

5.                                      Common Stock Available Under the Plan

a.                                      Shares Available.  Subject to any adjustments made in accordance with Section 12, the aggregate number of shares of Common Stock that may be granted or issued pursuant to Awards, including shares of Common Stock subject to Stock Options, shall be 2,000,000 shares of Common Stock, all of which may be issued pursuant to the exercise of Incentive Stock Options, which may be authorized and unissued or treasury shares.

b.                                      Individual Limitation.  The number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to any individual during any calendar year shall not exceed 500,000 shares of Common Stock, subject to adjustment in accordance with Section 12.  The number of shares of Common Stock with respect to which Stock Awards, Performance Awards and Stock Units may be granted during any calendar year shall not exceed 250,000 shares of Common Stock, subject to adjustment in accordance with Section 12.

c.                                       Shares Underlying Awards That Again Become Available.  Any shares of Common Stock subject to a Stock Option, Stock Appreciation Right, Stock Award, Performance Award, or Stock Unit which for any reason is cancelled or forfeited shall again be available for Awards under the Plan.  The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards pursuant to Section 5a but shall not apply for purposes of determining the maximum number of Awards that any individual participant may be granted in any calendar year.  For the avoidance of doubt, (i) upon the exercise of a stock-settled Stock Appreciation Right or net-settled Stock Option, the number of shares of Common Stock subject to the Award (or portion of the Award) that is then being exercised shall be counted against the maximum aggregate number of shares of Common Stock that may be issued under the Plan, on the basis of one share for every share subject to the Award (or portion of the Award) being exercised, regardless of the actual number of shares issued upon exercise, (ii) any shares tendered to exercise a Stock Option shall not be added back to the maximum aggregate number of shares that may be issued under the Plan, and (iii) any shares of Common Stock withheld with respect to an Award (or, with respect to Stock Awards, returned to the Company) in satisfaction of tax withholding obligations shall be counted as shares issued.

6.                                      Stock Options

a.                                      In General.  The Committee is authorized to grant Stock Options to officers, other key employees, directors and consultants of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such participants in the Plan who will receive Stock Options and the number of shares of Common Stock underlying each Stock Option.  Stock Options may be (i) incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Code, or (ii) Stock Options which do not qualify as Incentive Stock Options (“Nonqualified Stock Options”).  The Committee may grant to any participant one or more Incentive Stock

Options, Nonqualified Stock Options, or both types of Stock Options.  Each Stock Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement.  In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.

b.                                      Exercise Price.  Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, subject to Section 6(e), that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 16) of Common Stock on the date the Stock Option is granted.

c.                                       Payment of Exercise Price.  The Stock Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, or by a combination of these methods.  In the discretion of the Committee, a payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price with the requirement of the broker same day reconciliation or as otherwise determined by the Company.  To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.  The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option.  In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made at the time of grant and specified in the Award agreement.

d.                                      Exercise Period.  Stock Options granted under the Plan shall be exercisable at such time or times as specified in the Plan and the Award agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted.

e.                                       Limitations on Incentive Stock Options.  Incentive Stock Options may be granted only to participants who are officers or other key employees of the Company or any of its Subsidiaries on the date of grant.  The aggregate market value (determined as of the time the Stock Option is granted) of Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000.  For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted.  Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its Subsidiaries, unless the exercise price is fixed at not less than 110 percent of the Fair Market

Value of Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of 5 years from the date of grant of such option.

7.                                      Stock Appreciation Rights

The Committee is authorized to grant Stock Appreciation Rights to officers, other key employees, directors and consultants of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such participants who will receive Stock Appreciation Rights and the number of shares of Common Stock with respect to each Stock Appreciation Right.  A “Stock Appreciation Right” shall mean a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value (or some lesser amount), of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised over (y) the Fair Market Value of such shares of Common Stock on the date the Stock Appreciation Right is granted, or other specified valuation (which shall be no less than the Fair Market Value as of the date the Stock Appreciation Right is granted) (the “Grant Price”), with the number of shares of Common Stock represented by the Stock Appreciation Right as determined by the Committee.  Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement.

8.                                      Stock Awards

The Committee is authorized to grant Stock Awards to officers, other key employees, directors and consultants of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such participants in the Plan who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award.  A “Stock Award” is an immediate grant of a specified number of shares of Common Stock, with such number of shares of Common Stock determined by the Committee.  Each Stock Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods.  The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.  The Stock Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.

9.                                      Stock Units

a.                                      In General.  The Committee is authorized to grant Stock Units to officers, other key employees, directors and consultants of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such officers, other key employees, directors and consultants who will receive Stock Units and the number of shares of Common Stock with respect to each Stock Unit.  The Committee shall determine the criteria for the vesting of Stock Units.  A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the Award agreement shall specify.  Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee.  The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).  Each Stock Unit shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement.

b.                                      Payout.  Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment in accordance with the terms of a deferred compensation plan or arrangement of the Company, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

c.                                       Definitions.  A “Stock Unit” shall mean a notional account representing one share of Common Stock.  A “Dividend Equivalent Right” shall mean the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units, at the time set forth in the Award Agreement or as deferred in accordance with the terms of a deferred compensation plan or arrangement of the Company.

10.                               Performance Awards

a.                                      In General.  The Committee is authorized to grant Performance Awards to officers and other key employees, directors and consultants of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such participants who will receive Performance Awards, provided however that directors may not receive Incentive Stock Options.  A “Performance Award” is a Stock Option, Stock Award or Stock Unit, the vesting or payment of which is conditioned on the satisfaction of performance criteria.  Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement.  The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions.  Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

b.                                      Adjustment of Performance Targets.  With respect to those Performance Awards that are not intended to qualify as Performance-Based Awards (as described in Section 11), the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable to prevent dilution or enlargement of the rights of participants in the event of, in recognition of, or in anticipation of, any unanticipated, unusual nonrecurring or extraordinary corporate item, transaction, event or development; or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

c.                                       Payout.  Payment of earned Performance Awards may be made in shares of Common Stock, in cash or any combination of the two and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee.  The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards, provided that, the election to defer receipt of Performance Awards must be in accordance with the terms of a deferred compensation plan or arrangement of the Company.

11.                               Performance-Based Awards

a.                                      In General.  All Stock Options and Stock Appreciation Rights granted under the Plan, and the compensation attributable to such Awards, are intended to qualify as  “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.  Stock Awards, Performance Awards and Stock Units may be granted in a manner such that such Awards qualify as “performance-based compensation” and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.  All Awards that qualify as “performance-based compensation” are referred to herein as “Performance-Based Awards.”  An Award shall qualify as a Performance-Based Award only if at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder).

b.                                      Performance Measures.  Stock Awards, Performance Awards, and Stock Units granted under the Plan may qualify as Performance-Based Awards if, as determined by the Committee, in its discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more performance measures.  The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards:  operating profits; revenue growth; gross profit margin; operating profit margin; net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs.

c.                                       Adjustment of Performance Measures.  The Committee shall have the authority at any time to make adjustments to performance measures for any outstanding Performance-Based Awards which the Committee deems necessary or desirable to prevent dilution or enlargement of the rights of participants in the event of, in recognition of, or in anticipation of, any unanticipated, unusual, nonrecurring or extraordinary corporate item, transaction, event or development, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; provided, however, that to the extent such adjustments relate to performance measures that determine the qualification of an Award as “performance-based compensation” under Section 162(m) of the Code, such performance measures may not be adjusted except to the extent such adjustments are permitted under Section 162(m) of the Code.  The Committee may, in its sole discretion, adjust such Awards downward.

12.                               Adjustment Provisions

In the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification (ASC) 718) that causes the per share value of a share of Common Stock to change, such as a stock dividend, stock split, spin off, rights offering, or recapitalization through a large, nonrecurring cash dividend, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall cause there to be made an equitable adjustment to the number and kind of shares that may be issued under the Plan (as set forth in Section 5(a)), the individual limitations set forth in Section 5(b), the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards.  In the event of any other change in corporate structure or capitalization, such as a merger, consolidation, any reorganization or any partial or complete liquidation of the Company, the Committee, in its sole discretion, in order to prevent dilution or enlargement of participants’ rights under the Plan, may cause there to be made such equitable adjustments described in the foregoing sentence.  Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods (subject to the limitations on such adjustments to the extent related to Awards intended to qualify as Performance-Based Awards, as described in Section 11(c)).  Any adjustment with respect to a Stock Option or Stock Appreciation Right shall comply with the rules of Section 409A of the Code.  Any adjustment made pursuant to this Section 12 shall be conclusive and binding on all Plan participants.

13.                               Change In Control

a.                                      Accelerated Vesting.  Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 13b), all unvested Awards granted under the Plan shall become fully vested immediately upon the consummation of the Change of Control, unless otherwise determined by the Committee as set forth in the Award Agreement, and such vested Awards shall be paid out or settled, as applicable, to the extent determined by the Committee.  Notwithstanding the foregoing, to the extent an amount is subject to Section 409A of the Code, no amounts payable pursuant to this Section 13 shall be payable unless the event triggering such payment would constitute a “change in control” as defined in Section 409A of the Code.

b.                                      Definition.  For purposes of this Section 13, (i) if there is an employment agreement or a change in control agreement between the participant and the Company or any of its Subsidiaries in effect, “Change in Control” shall have the same definition as the definition of “Change in Control” contained in such employment agreement or change in control agreement (unless the amount involved is subject to Section 409A of the Code and such definition does not comply with Section 409A(2)(c)(v) of the Code), or (ii) if “Change in Control” is not defined in such employment agreement or change in control agreement (or the amount involved is subject to Section 409A of the Code and such definition does not comply with Section 409A(2)(c)(v) of the Code), or if there is no employment agreement or change in control agreement between the participant and the Company or any of its Subsidiaries in effect, a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(1)                                 any person or other entity (other than any of the Company’s Subsidiaries or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50% of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the “Voting Stock”);

(2)                                 the Company consummates the sale of all or substantially all of the property or assets of the Company;

(3)                                 the Company consummates a consolidation or merger of the Company with another corporation (other than with any of the Company’s Subsidiaries), and as a result,  the stockholders of the Company immediately before the occurrence of the consolidation or merger own, in the aggregate, not more than 50% of the Voting Stock of the surviving entity; or

(4)                                 a change in the Company’s Board occurs with the result that, within any 12-month period, the members of the Board as of the beginning of such period (the “Incumbent Directors”) no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by at least a majority of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

This definition shall be interpreted and applied as necessary to avoid imposition of the taxes and interest under Section 409A of the Code.

14.                               Transferability

Each Award granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable, during the participant’s lifetime, only by the participant.  Notwithstanding the foregoing, the Committee may in its sole discretion allow for the transfer of an Award (other than an Incentive Stock Option) to other persons or entities, subject to such conditions or limitations as the Committee may establish.

15.                               Other Provisions

Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant, excluding an officer or a director, in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of exercisability or vesting of Awards in the event of a change in control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment, in addition to those specifically provided for under the Plan.  In addition, except as otherwise provided herein, a participant may defer receipt or payment of any Award granted under this Plan, in accord with the terms of any deferred compensation plan or arrangement of the Company.

16.                               Fair Market Value

For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall mean (i) the closing price of Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if Common Stock is readily tradeable on a national securities exchange or other market system or (ii) if Common Stock is not readily tradeable, the amount determined by the Committee in a manner consistent with Section 409A of the Code, or, in the case of shares of Common Stock underlying Incentive Stock Options, the amount determined by the Committee in a manner consistent with Section 422 of the Code.

17.                               Withholding

The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising with respect to an Award.  The Company, in its discretion, may elect to satisfy such amount by withholding (or, with respect to Stock Awards, causing to be returned) shares of Common Stock which would otherwise be delivered or retained having an aggregate Fair Market Value equal to the minimum statutory total tax that could be imposed on the transaction.

18.                               Tenure

A participant’s right, if any, to continue to serve the Company as an officer, other key employee, director or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

19.                               Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.  All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

20.                               No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

21.                               Duration, Amendment and Termination

No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein.  Also, by mutual agreement between the Company and a participant under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such participant under this Plan, or any other present or future plan of the Company, provided that, such substitution or exchange is permitted under applicable law, including, but not limited to, Sections 409A and 422 of the Code.  The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time.  However, no action authorized by this Section 21 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant’s consent.  Notwithstanding the foregoing in this Section 21, except in connection with an equity restructuring or corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company shall not, and no amendment of the Plan and no amendment of any Award shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options, Stock Appreciation Rights and other Awards that may be granted to any individual under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; (iii) permit Stock Options, Stock Appreciation Rights or other Awards encompassing rights to purchase Common Stock to be repriced, replaced or regranted through cancellation, or by lowering the per-share exercise price of a previously granted Stock Option or the Grant Price of a previously granted Stock Appreciation Right, or the purchase price of any other previously granted Award that encompasses the right to purchase Common Stock or (iv) cancel outstanding Stock Options, Stock Appreciation Rights or other Awards encompassing rights to purchase Common Stock, in each case with an exercise or purchase price above the current price of a share of Common Stock, in exchange for cash or other securities.

22.                               Compliance with Law

a.                                      Governing Law.  This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

b.                                      Section 409A Compliance.  To the extent applicable, it is intended that the Plan and any Awards granted under the Plan comply with the requirements of Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (collectively “Section 409A”) and the Plan and all Award agreements shall be interpreted and administered accordingly.  Any provision in the Plan or in any Award agreement that would cause the Plan or any Award granted under the Plan to fail to be exempt from or to comply with Section 409A, as the case may be, shall have no force or effect until amended to be exempt from or to comply with Section 409A, as the case may be, and such amendment may be retroactive to the extent permitted by Section 409A.  Notwithstanding the foregoing, the Company makes no representations or warranties that the Plan or any Award agreement is exempt from or complies with Section 409A, and neither the Company nor any affiliate, officer, director, employee or agent of the Company, shall have any liability to any participant or other person in respect of any taxes, interest or penalties imposed under Section 409A.

23.                               Severability

In case any provision of this Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

24.                               Effective Date

a.                                      The Plan shall be effective as of the date on which the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company (the “Effective Date”) and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder.

b.                                      This Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).